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                                                                  Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Select Comfort Corporation (the "Company") on Form 10-K for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William R. McLaughlin, Chief Executive Officer of the Company, solely for the purposes of 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ William R. McLaughlin
                                             -------------------------
                                             William R. McLaughlin
                                             Chief Executive Officer
                                             February 26, 2003

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